UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 8, 2023
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Addresses of Principal Executive Offices)
(515) 330-3340
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition
On August 8, 2023, F&G Annuities & Life, Inc. (the “Company”, “F&G”) issued an earnings release announcing its financial results for the second quarter ended June 30, 2023. A copy of the F&G earnings release is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company is furnishing the quarterly financial supplement as Exhibit 99.2 to this Current Report on Form 8-K.

The following information, including the Exhibits referenced in this Item 2.02, are being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On August 8, 2023, the Company made available to investors a supplemental presentation for the second quarter ended June 30, 2023. A copy of the F&G investor presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The following information, including the Exhibit referenced in this Item 7.01, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On August 8, 2023, the Company issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.20 per share of common stock. The dividend will be payable September 29, 2023, to stockholders of record as of September 15, 2023. A copy of the F&G press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
99.1	Press release announcing F&G’s second quarter earnings, dated August 8, 2023.
99.2	Financial Supplement of F&G, dated August 8, 2023.
99.3	Investor presentation of F&G, dated August 8, 2023.
99.4	Press release announcing quarterly dividend on F&G common shares, dated August 8, 2023.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: August 8, 2023	By:	/s/ Jodi Ahlman
Name: Jodi Ahlman
Title: General Counsel & Secretary